UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2007

Genesee & Wyoming Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203-629-3722

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On October 19, 2007, Genesee & Wyoming Inc. ("GWI") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among GWI, MMID Holding Inc., a Delaware corporation and a majority-owned subsidiary of GWI ("MMID Holding"), MMID Acquisition Sub Inc., a Maryland corporation and a wholly owned subsidiary of MMID Holding ("Merger Sub"), Maryland Midland Railway, Inc., a Maryland corporation ("Maryland Midland"), and the Stockholder Representative (as defined in the Merger Agreement). Pursuant to the Merger Agreement, Merger Sub will merge with and into Maryland Midland, with Maryland Midland surviving as a wholly-owned subsidiary of MMID Holding and an indirect majority owned subsidiary of GWI (the "Merger"). The Merger consideration consists of approximately $29.1 million in cash, with adjustments for working capital at the time of closing. Following the Merger, GWI, through its ownership in MMID Holding, will own 87.4% of Maryland Midland. Lehigh Cement Company, currently Maryland Midland’s largest stockholder, will retain its current 12.6% ownership in Maryland Midland through its ownership in MMID Holding.

The Merger Agreement contains customary representations and warranties, covenants and conditions, including receipt of regulatory approvals and Maryland Midland stockholder approval. GWI has secured voting agreements from more than the requisite number of Maryland Midland stockholders necessary to approve the Merger. The transaction is expected to close during the fourth quarter of 2007.

On October 22, 2007, GWI issued a press release announcing the execution of the Merger Agreement. A copy of the GWI press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 GWI press release dated October 22, 2007

Forward-Looking Statements

Certain statements in this report that discuss GWI’s expectations are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current belief as to the outcome of future events. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

October 23, 2007	By:	/s/ Timothy J. Gallagher

Name: Timothy J. Gallagher
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	GWI Press Release dated October 22, 2007